                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): July 29, 2002 (July 25, 2002)



                                 EPICEDGE, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                                      -----
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

              001-15493                             75-1657943
              ---------                             ----------
      (Commission File Number)         (I.R.S. Employer Identification No.)


                   5508 HIGHWAY 290 WEST, AUSTIN, TEXAS 78735
                   ------------------------------------------
           (Address of principal executive offices including zip code)


                                 (512) 261-3346
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On July 25, 2002, Carl Rose resigned as Chairman of our Board of Directors. Please see the attached press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit 99.1          Press Release

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                                   SIGNATURES





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            EPICEDGE, INC.

                                            By:  /s/  Peter Covert
                                               ---------------------------------
                                               Peter Covert
                                               Financial and Accounting Officer




DATE: July 29, 2002



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                                  Exhibit Index


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              EXHIBIT NO.                        DESCRIPTION
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
                  99.1         Press release announcing resignation of Carl Rose
                               as Chairman of our Board of Directors
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